[LETTERHEAD OF ARTHUR ANDERSEN LLP]






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 5, 1999 included in Advanced Photonix, Inc.'s Form 10-KSB for the year ended March 26, 2000 and to all references to our Firm included in this registration statement.







                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ----------------------------


Los Angeles, California
March 13, 2001